UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: May 17, 2005



                               Simtek Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Colorado                           0-19027                    84-1057605
-----------------                  ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)               Identification #)
of incorporation)


                            4250 Buckingham Dr. #100
                           Colorado Springs, CO 80907
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (719) 531-9444
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

(c) On May 17, 2005, Mr. Blomquist was appointed acting Chief Financial Officer of Simtek Corporation (the "Company"). Mr. Blomquist is currently the President and Chief Executive Officer of the Company and has served as such since May 9, 2005. Mr. Blomquist has served as the Company's Chairman of the Board since October 2003 and has served on the Company's board of directors from 1998 to 2001 and again from 2002 through the current period. Mr. Blomquist's current term of office as a director expires in 2005. Mr. Blomquist has served as a director on the Board of Microsemi, Inc. since February 2003 and as a consultant to investors and technology companies in the semiconductor and electronic components areas. In the past, he was employed as President and Chief Executive Officer of Morpho Technologies, Inc. and Chief Executive Officer of Tower Semiconductor, USA, Inc. Mr. Blomquist served as a member of the Board of Directors of AMIS Holding Co. and as Senior Vice President of AMI Semiconductors. Prior to joining AMI in April 1990, Mr. Blomquist held positions in engineering, sales, and marketing for several semiconductor firms, including Texas Instruments, Inmos Corporation and General Semiconductor. Mr. Blomquist was granted a BSEE degree from the University of Utah and also attended the University of Houston, where he pursued a joint Juris Doctor/MBA course of study.

     A brief description of the material terms of Mr. Blomquist's employment agreement with the Company is set forth in Item 5.02(c) of the current report on Form 8-K filed on May 12, 2005, which is herein incorporated by reference.

(d) On May 17, 2005, the Board of Directors of the Company elected Mr. Tom Surrette to serve on the Company's Board of Directors. Mr. Surrette is an executive with Cypress Semiconductor Corporation. Mr. Surrette will receive the standard compensation that the directors of Simtek Corporation currently receive. At this time, Mr. Surrette will not be a member of any of the Company's board committees.



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




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /s/ Harold A. Blomquist
                                          --------------------------------------
                                          Harold A. Blomquist, President, Chief
                                          Executive Officer and Chief Financial
                                          Officer (acting)



May 23, 2005




























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